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                                                                    EXHIBIT 32.1

    Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Form 10-Q of Noven Pharmaceuticals, Inc. ("Noven") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Strauss, President, Chief Executive Officer and Chairman of the Board of Noven, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Noven.



/s/ Robert C. Strauss
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Name:  Robert C. Strauss
Title: President, Chief Executive Officer and Chairman of the Board
Date:  November 13, 2003

A signed original of this written statement required by Section 906 has been provided to Noven Pharmaceuticals, Inc. and will be retained by Noven Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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